UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2021

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “Bakhu” refer to Bakhu Holdings Corp.

Item 1.01Entry into a Material Definitive Agreements.

Consulting Agreement

On June 7, 2021 the Company entered into a Consulting Agreement with Fourth and G Holdings, LLC, a Delaware limited liability company (the “Consultant”), owned and controlled by Christopher Ganan.  Mr. Ganan, a seasoned executive and entrepreneur, through his entity, will advise the Company on various projects and undertakings, in furtherance of the Company’s long-term objectives, growth and optimizing the value of the Company.  The term of the Consulting Agreement is two (2) years, subject to earlier termination.

Pursuant to the Consulting Agreement, in consideration for certain advisory services rendered by the Consultant, the Company granted Consultant a Warrant (the “Tranche 1 Warrant”) to purchase 1,500,000 shares of Common Stock at an exercise price of $3.00 per share. The Tranche 1 Warrant shall vest, subject to the Consultant’s continued services with the Company under the Consulting Agreement, through the applicable vesting date, as follows:

(a)right to purchase three hundred thousand (300,000) Warrant Shares will vest and be exercisable on the Effective Date;

(b)provided the Consulting Agreement is in full force and effect, right to purchase an additional 400,000 Warrant Shares shall vest and be exercisable on the sixth month anniversary of the Effective Date;

(c)provided the Consulting Agreement is in full force and effect, right to purchase an additional 400,000 Warrant Shares shall vest and be exercisable, on the one-year anniversary of the Effective Date;

(d)provided the Consulting Agreement is in full force and effect, right to purchase an additional 400,000 Warrant Shares shall vest and be exercisable, on the two-year anniversary of the Effective Date; and.

Notwithstanding Sections 4(a) through (d) above, in the event of a Transaction as defined in the Consulting Agreement, unvested Warrants may be subject to acceleration of vesting as provided in Section 4.3 of the Consulting Agreement.

Additionally, in consideration for services by the Consultant related to the sale of Sublicense Agreements, the Company granted Consultant a Warrant (the “Tranche 2 Warrant”) to purchase 28,500,000 shares of Common Stock at an exercise price of $3.00 per share. Subject the Consulting Agreement being in full force and effect, the Tranche 2 Warrant shall vest as follows:

(a)the right to purchase 8,500,000 Warrant Shares will vest and be exercisable upon the execution of the fifth (5th) Sublicense Agreement pursuant to Section 3.6 of the Consulting Agreement;

(b)the right to purchase an additional 6,000,000 Warrant Shares will vest and be exercisable upon the execution of the tenth (10th) Sublicense Agreement pursuant to Section 3.6 of the Consulting Agreement;

(c)the right to purchase an additional 5,000,000 Warrant Shares will vest and be exercisable upon the execution of the fifteenth (15th) Sublicense Agreement pursuant to Section 3.6 of the Consulting Agreement;

(d)the right to purchase an additional 4,000,000 Warrant Shares will vest and be exercisable upon the execution of the twentieth (20th) Sublicense Agreement pursuant to Section 3.6 of the Consulting Agreement;

(e)the right to purchase an additional 2,000,000 Warrant Shares will vest and be exercisable upon the execution of the first Sublicense Agreement entered into with a Multi-State Operator pursuant to Section 3.6 of the Consulting Agreement;

(f)the right to purchase an additional 2,000,000 Warrant Shares will vest and be exercisable upon the execution of the second Sublicense Agreement entered into with a Multi-State Operator pursuant to Section 3.6 of the Consulting Agreement; and

(g)the right to purchase an additional 1,000,000 Warrant Shares will vest and be exercisable upon the execution of the third Sublicense Agreement entered into with a Multi-State Operator pursuant to Section 3.6 of the Consulting Agreement.

Notwithstanding Sections 4(a) through (g) above, in the event of a Transaction as defined in the Consulting Agreement, unvested Warrants may be subject to acceleration of vesting as provided in Section 4.3 of the Consulting Agreement.

The Tranche 1 and Tranche 2 Warrants may be exercised by the payment of the aggregate exercise price in immediately available funds, or pursuant to the Cashless Exercise as described in the Consulting Agreement.

Further, pursuant to the Consulting Agreement, if the Company closes a Transaction with a Transaction Value of less than $1.25 Billion, the Company shall pay the Consultant a Transaction Bonus of 5,000,000 shares of Common Stock.

The foregoing summary descriptions of the terms of the Consulting Agreement, Tranche 1 and Tranche 2 Warrants, are a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text of the Consulting Agreement, Trance 1 Warrant and Tranche 2 Warrant, attached hereto as Exhibits 10.01, 10.02 and 10.03.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	Consulting Agreement with Fourth and G Holdings, LLC dated June 7, 2021(1)
10.2	Tranche 1 Warrant issued to Fourth and G Holdings, LLC dated June 7, 2021(1)
10.3	Tranche 2 Warrant issued to Fourth and G Holdings, LLC dated June 7, 2021(1)

(1)  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.

Date: June 16, 2021	/S/ Thomas K Emmitt
By: Thomas K. Emmitt Its: President and Chief Executive Officer (Principal Executive Officer)